May 6, 2013

VIA EDGAR

Division of Investment Management
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549-4644

RE:    Principal Life Insurance Company Separate Account B
Principal Lifetime Income Solutions Variable Annuity Contract
File Numbers 333-171650 and 811-02091
Post-Effective Amendment #6 to the Registration Statement on Form N-4

Ladies and Gentlemen:

Enclosed is post-effective amendment no. 6 to registration statement on Form N-4 for Principal Lifetime Income Solutions Variable Annuity Contract (“PLIS”).  This 6th amendment is being filed pursuant to paragraph (a) of Rule 485.

This filing is being made as we have modified our GMWB rider to now include a GMWB Death Benefit. The GMWB Death Benefit will replace any other death benefit under the contract while the GMWB rider is in force. We also made a few other minor, non-material revisions, including: (1) increasing various fees (all within the maximum percentages that already were included in the prospectus); and (2) changing certain withdrawal benefit payment percentages. We also made some minor clarifications to existing language. Registrant will provide a redlined copy of the filing compared to the May 1, 2013 PLIS prospectus.

We understand that the Registrant is responsible for the accuracy and adequacy of the disclosure in the filing and that Staff comments or our changes to the disclosure in response to the Staff comments do not foreclose the Commission from taking any action with respect to the filing.  In addition, the Registrant may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please contact me if you have any questions concerning this filing.

Sincerely,

/s/ Doug Hodgson

Doug Hodgson
Counsel
711 High Street
Des Moines, Iowa 503092-0300
(515) 362-2384 (office)
(866) 496-6527 (facsimile)
hodgson.doug@principal.com

Enclosure